EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X

X
In re:	:	Chapter 11
:
ENDEAVOUR OPERATING CORPORATION, etal.1	:	Case No. 14-12308 (KJC)
:
Debtors.	:	(Jointly Administered)
:
X

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached

12-Month Cash Flow Projection (Form IR-1 )	YES

Certificates of Insurance:

Workers Compensation	YES

Property	YES

General Liability	YES

Vehicle	YES

Other: Energy Package	YES

Other: D&O	YES

Evidence of Debtor in Possession Bank Accounts

Tax Escrow Account	N/A

General Operating Account	See Docket 60, Order Authorizing Debtor to use Existing Bank Accounts, attached.

Other: Utilities’ Adequate Assurance Account

Other: END LuxCo Domestic Account

Other: US Revenue Account

Retainers Paid (Form IR-2)	YES

1 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.a r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

I declare under penalty of perjury (28 U .S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Cathy Stubbs	10/27/2014

Signature of Authorized Individual*	Date

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: ENDEAVOUR OPERATING CORPORATION, et al. Case No. 14-12308

Reporting Period: October 6, 2014 to January 4, 2015

ENDEAVOUR INTERNATIONAL ($ millions)

WEEKLY CASH FLOW SUMMARY DEBTOR CASH FLOWS

Week Beginning	10/6/2014	10/13/2014	10/20/2014	10/27/2014	11/3/2014	11/10/2014	11/17/2014	11/24/2014	12/1/2014	12/8/2014	12/15/2014	12/22/2014	12/29/2014
US Collections	0.0	0.0	0.5	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.9	0.0	0.0
Operating Disbursements	-	-	(0.1)	-	-	-	(0.1)	-	-	-	(0.1)	-	—
G&A	(0.5)	(0.2)	(0.3)	(0.6)	(0.2)	(0.5)	(1.9)	(0.5)	(0.2)	(0.2)	(0.5)	(0.1)	(0.5)
Net Operating Cash Flow	(0.5)	(0.2)	0.2	(0.6)	(0.2)	(0.5)	(1.0)	(0.5)	(0.2)	(0.2)	0.4	(0.1)	(0.5)

CapEx	(3.7)	(0.5)	0.6	-	-	-	(1.0)	-	-	-	(1.5)	-	—

Net Unlevered Cash Flow	(4.2)	(0.7)	0.8	(0.6)	(0.2)	(0.5)	(2.0)	(0.5)	(0.2)	(0.2)	(1.1)	(0.1)	(0.5)

Restructuring Expenses	-	(1.7)	-	-	-	(2.4)	-	-	-	-	(2.4)	-	—
Financing Cash Flows
Financing Inflows	-	-	-	-	-	-	-	-	-	-	-	-	—
Financing Outflows
Preferred Stock due 2016	-	-	-	-	-	-	-	-	-	-	-	-	—
High Yield-12% Notes due 2018	-	-	-	-	-	-	-	-	-	-	-	-	—
5.5% & 6.5% Convertible Note	-	-	-	-	-	-	-	-	-	-	-	-	—
Total Financing Expense	-	-	-	-	-	-	-	-	-	-	-	-	—

Net Financing Cash Flows	-	-	-	-	-	-	-	-	-	-	-	-	—

Net US Cash Flow	(4.2)	(2.4)	0.8	(0.6)	(0.2)	(2.9)	(2.0)	(0.5)	(0.2)	(0.2)	(3.6)	(0.1)	(0.5)

Beginning US Cash Balance	41.7	38.8	36.4	37.1	36.6	37.7	34.8	32.7	32.3	35.6	35.4	31.8	31.7
Net US Cash Flow	(4.2)	(2.4)	0.8	(0.6)	(0.2)	(2.9)	(2.0)	(0.5)	(0.2)	(0.2)	(3.6)	(0.1)	(0.5)
Other Transfer (To) / From UK	1.3	-	-	-	1.3	-	-	-	3.5	-	-	-	—

Ending US Cash Balance	38.8	36.4	37.1	36.6	37.7	34.8	32.7	32.3	35.6	35.4	31.8	31.7	31.3

The Debtors have not prepared a 12 month cash flow projection in accordance with form IR-1. However, the Debtors do prepare a 13 week cash flow projection which details the projected cash flow for the Debtor entities through the weekend ending January 4, 2015.

The Debtors provide this projection, as detailed above, in lieu of Form IR-1.